128983140v1 Sezzle Inc. (ASX:SZL, Nasdaq:SEZL) | ARBN 633 327 358 | sezzle.com | 700 Nicollet Mall, Suite 640, Minneapolis, MN 55401 1 14 September 2023 Sezzle Inc. NASDAQ Trading to Resume Sezzle Inc. (ASX:SZL, NASDAQ: SEZL) (Sezzle or Company) // Purpose-driven digital payment platform, Sezzle, is providing the following update regarding the removal of the trading halt of Sezzle common stock on the Nasdaq Stock Market ("Nasdaq"). As previously disclosed, on August 17, 2023 (US time), Nasdaq halted trading in Sezzle common stock and advised Sezzle that there existed inadequate publicly available shares of common stock to make a market and facilitate proper trading of common stock on Nasdaq due to the large number of shares of common stock held by investors at the time of the trading halt in the form of Chess Depository Interests (CDIs) for trading on the Australian Securities Exchange (ASX). The CDIs are convertible at the option of the holders into shares of Sezzle common stock on a 1-for-1 basis. During the course of the Nasdaq trading halt, the number of publicly available shares of Sezzle common stock eligible for trading in the U.S. held through Depository Trust Company has increased, and currently 536,188 shares are publicly available for trading. Nasdaq has informed the Company that Nasdaq will resume trading in Sezzle common stock (Nasdaq: SEZL) at 09:00 a.m. Eastern Time on September 14, 2023. Sezzle’s CDIs continue to trade on the ASX under the ticker symbol SZL. This release has been approved by the Company’s Executive Chairman and CEO, Charlie Youakim, on behalf of the Sezzle Inc. Board.

128983140v1 Sezzle Inc. (ASX:SZL, Nasdaq:SEZL) | ARBN 633 327 358 | sezzle.com | 700 Nicollet Mall, Suite 640, Minneapolis, MN 55401 2 Contact Information About Sezzle Inc. Sezzle is a purpose-driven digital payments company on a mission to financially empower the next generation. Sezzle’s payment platform increases the purchasing power for millions of consumers by offering interest-free installment plans at online stores and select in-store locations. Sezzle’s transparent, inclusive, and seamless payment option allows consumers to take control over their spending, be more responsible, and gain access to financial freedom. For more information visit sezzle.com. Forward Looking Statements This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward- looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Forward-looking statements include our expectations, whether stated or implied, regarding our financing plans and other future events. Forward-looking statements generally can be identified by the use of words such as "anticipate," "expect," "plan," "could," "may," "will," "believe," "estimate," "forecast," "goal," "project," and other words of similar meaning. These forward-looking statements address various matters including statements regarding the timing or nature of future operating or financial performance or other events. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others: impact of the “buy-now, pay-later” (“BNPL”) industry becoming subject to increased regulatory scrutiny; impact of operating in a highly competitive industry; our ability to remain listed on the Nasdaq Capital Market; impact of a reverse stock split on the value of our common stock; impact of macro- economic conditions on consumer spending; our ability to increase our merchant network, our base of consumers and underlying merchant sales (UMS); our ability to effectively manage growth, sustain our growth rate and maintain our market share; our ability to meet additional capital requirements; impact of exposure to consumer bad debts and insolvency of merchants; impact of the integration, support and prominent presentation of our platform by our merchants; impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; impact of key vendors or merchants failing to comply with legal or regulatory requirements or to provide various services that are important to our operations; impact of the loss of key partners and merchant relationships; impact of exchange rate fluctuations in the Lee Brading, CFA Investor Relations +1 651 240 6001 InvestorRelations@sezzle.com Justin Clyne Company Secretary +61 407 123 143 jclyne@clynecorporate.com.au Erin Foran Media Enquiries +1 651 403 2184 erin.foran@sezzle.com

128983140v1 Sezzle Inc. (ASX:SZL, Nasdaq:SEZL) | ARBN 633 327 358 | sezzle.com | 700 Nicollet Mall, Suite 640, Minneapolis, MN 55401 3 international markets in which we operate; our ability to protect our intellectual property rights; our ability to retain employees and recruit additional employees; impact of the costs of complying with various laws and regulations applicable to the BNPL industry in the United States and Canada; and our ability to achieve our public benefit purpose and maintain our B Corporation certification. The Company cautions investors not to place considerable reliance on the forward-looking statements contained in this press release. You are encouraged to read the Company's filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this document, and the Company undertakes no obligation to update or revise any of these statements. The Company's business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.